November 20, 2014

TOUCHSTONE VARIABLE SERIES TRUST

Touchstone Active Bond Fund

Supplement to the Statement of Additional Information Dated April 30, 2014

At a meeting of the Board of Trustees (the “Board”) of Touchstone Variable Series Trust (the “Trust”) held on August 21, 2014, the Board approved revisions to the Touchstone Active Bond Fund’s (the “Fund”) non-fundamental investment limitations. The revisions were proposed in order to provide the Fund’s sub-advisor, Fort Washington Investment Advisors, Inc., with greater flexibility in implementing the Fund’s revised investment strategy to allow the use of options as a principal investment strategy, which was approved by the Board in February 2014. Accordingly, effective January 30, 2015, in the section entitled “Investment Limitations” in the Trust’s Statement of Additional Information, the following non-fundamental investment limitations are deleted with respect to the Fund:

xi.           write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund’s net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund’s obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); or

xii.        buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and:  (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund’s total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund’s total assets.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Phone: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-1006-TVST-SAI-S2-1411